Exhibit 99.1

[GRAPHIC OMITTED]
TOMPKINS
   TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210


For Immediate Release
Tuesday, July 26, 2005

Tompkins Trustco, Inc. second quarter net income up 13.9%

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income of $6.9 million for the second quarter of 2005, an increase of 13.9% over net income of $6.1 million reported in the same quarter of 2004. Diluted earnings per share of $0.77 for the second quarter of 2005 represents a 14.9% increase over the $0.67 reported in the second quarter of 2004.

For the year-to-date, diluted earnings per share were $1.47 in 2005, up 9.7% over the first six months of 2004. Net income for the six months ended June 30, 2005, was $13.4 million, an increase of 9.1% over the same period in 2004.

Chairman and CEO, James J. Byrnes commented, "Net income for the quarter benefited from growth in net interest income, noninterest income, as well as a lower provision for loan and lease losses. It has been rewarding to realize growth in our key business areas while maintaining our high standards for asset quality."

An improved net interest margin coupled with growth in earning assets resulted in a 6.8% increase in net interest income for the second quarter of 2005, when compared to the same period in 2004. Net interest margin for the second quarter improved from 4.08% in June 2004 to 4.15% in June 2005. Average earning assets for the second quarter of 2005 increased $91.2 million, or 5.1% over the same period in 2004. The majority of this growth came from loans, which totaled $1.2 billion at June 30, 2005, a 9.0% increase from June 30, 2004. For the year-to-date period, net interest income was up 6.5%, while the net interest margin improved to 4.16% for the first six months of 2005, up from 4.11% for the first six months of 2004.

Asset quality improved during the period. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $6.1 million at June 30, 2005, compared to $8.6 million at June 30, 2004. As a percentage of total assets, the level of nonperforming assets declined from 0.44% at June 30 2004, to 0.30% at June 30, 2005. Improvement in asset quality trends, along with a lower level of net charge-offs, resulted in a lower provision expense for both the year-to-date and quarter-to-date periods.

Deposit growth continues to provide funding for growth in earning assets. Total deposits at June 30, 2005 were $1.6 billion, an increase of nearly $100 million from the same period last year. The Company also uses wholesale funding such as borrowings and securities sold under agreements to repurchase to support asset growth. At June 30, 2005, these wholesale funding sources amounted to $251.4 million, down from $262.4 million at June 30, 2004.

Noninterest income for the second quarter of 2005 was $7.6 million, an increase of 12.1% from the same period in 2004. Noninterest income for the first six months of 2005 was $14.4 million, up 5.3% from the first six months of 2004. Insurance commissions and fees were $1.9 million in the second quarter of 2005, up 16.8% from the $1.7 million reported for the same period in 2004. Service charges on deposit accounts in the second quarter of 2005 were relatively flat when compared to the prior year at approximately $2.1 million. Trust and investment services income for the second quarter was down slightly at $1.3 million. Other income for the quarter benefited from a $207,000 gain on the sale of real estate. The sale related to the recent relocation of The Bank of Castile's Warsaw, NY office to a newly renovated facility.

Noninterest expenses were $15.3 million for the second quarter, up 4.7% over the same period in 2004. The increase in the second quarter of 2005 was primarily due to higher compensation and benefits related expenses, which were up $396,000, or 4.6% when compared to the second quarter of 2004. Noninterest expenses for the first six months of 2005 were $30.6 million, up 5.9% from the first six months of 2004. Current period noninterest expenses were also impacted by the addition of the Mount Kisco Office of Mahopac National Bank, which opened in the third quarter of 2004, and the opening of Tompkins Financial Center in Batavia, New York in the first quarter of 2005.

Mr. Byrnes commented, "We are proud to see our longer-term results recognized in the 15th edition of the Americas Finest Companies(R) published by the Staton Institute, Inc. Tompkins was included on the lists of Earnings All-Stars, Dividend All-Stars, and America's Smartest Companies(R). Tompkins is ranked sixth on the list of public companies with most consecutive years of earnings growth."

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients in Western and Central New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:
This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Consolidated Statements of Condition (Unaudited)

                                                                                         As of           As of
ASSETS                                                                                 06/30/2005      12/31/2004
                                                                                      ------------    ------------
Cash and noninterest bearing balances due from banks                                  $     51,973    $     39,911
Interest bearing balances due from banks                                                     1,067           1,021
Available-for-sale securities, at fair value                                               592,119         591,071
Held-to-maturity securities, fair value of $76,023 at June 30, 2005,
   and $70,526 at December 31, 2004                                                         74,970          69,252
Loans and leases, net of unearned income and deferred costs and fees                     1,222,801       1,172,148
Less:  Reserve for loan/lease losses                                                        12,985          12,549
------------------------------------------------------------------------------------------------------------------
                                                                   Net Loans/Leases      1,209,816       1,159,599

Bank premises and equipment, net                                                            34,439          33,118
Corporate owned life insurance                                                              26,536          23,940
Goodwill                                                                                    12,286          12,280
Other intangible assets                                                                      2,451           2,782
Accrued interest and other assets                                                           36,747          37,321
------------------------------------------------------------------------------------------------------------------
                                                                       Total Assets   $  2,042,404    $  1,970,295
==================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
     Interest bearing:
          Checking, savings and money market                                          $    715,009    $    784,850
          Time                                                                             537,179         455,942
     Noninterest bearing                                                                   337,904         320,081
------------------------------------------------------------------------------------------------------------------
                                                                     Total Deposits      1,590,092       1,560,873

Federal funds purchased and securities sold under agreements to repurchase                 166,923         153,715
Other borrowings                                                                            84,435          63,303
Other liabilities                                                                           23,059          19,937
------------------------------------------------------------------------------------------------------------------
                                                                  Total Liabilities   $  1,864,509    $  1,797,828
------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                               1,457           1,465

Shareholders' equity:
     Common Stock - par value $.10 per share: Authorized 15,000,000 shares;
       Issued: 8,980,389 at June 30, 2005; and 8,980,049 at December 31, 2004                  898             816
     Surplus                                                                               117,991          75,837
     Undivided profits                                                                      60,281          94,522
     Accumulated other comprehensive (loss) income                                          (1,592)            871
     Treasury stock, at cost - 50,697 shares at June 30, 2005,
       and 48,719 shares at December 31, 2004                                               (1,140)         (1,044)

------------------------------------------------------------------------------------------------------------------
                                                         Total Shareholders' Equity   $    176,438    $    171,002
------------------------------------------------------------------------------------------------------------------
                  Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                           and Shareholders' Equity   $  2,042,404    $  1,970,295
==================================================================================================================

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.

Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)                              Three months ended          Six months ended
                                                                 06/30/2005   06/30/2004    06/30/2005   06/30/2004
                                                                 ----------   ----------    ----------   ----------
INTEREST AND DIVIDEND INCOME
Loans                                                            $   19,749   $   16,842    $   38,409   $   33,430
Balances due from banks                                                   6           28            48           76
Federal funds sold                                                        2            5            13           17
Available-for-sale securities                                         5,908        5,973        11,618       11,920
Held-to-maturity securities                                             595          454         1,138          890
-------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income       26,260       23,302        51,226       46,333
-------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                1,492          659         2,691        1,276
     Other deposits                                                   3,928        3,008         7,478        6,013
Federal funds purchased and securities sold under agreements
     to repurchase                                                    1,204        1,091         2,269        2,182
Other borrowings                                                        835          934         1,564        1,897
-------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense        7,459        5,692        14,002       11,368
-------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income       18,801       17,610        37,224       34,965
-------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses          716          736         1,168        1,525
-------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses       18,085       16,874        36,056       33,440
-------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                  1,312        1,338         2,670        2,664
Service charges on deposit accounts                                   2,055        1,948         3,904        3,795
Insurance commissions and fees                                        1,935        1,657         3,789        3,191
Card services income                                                    665          631         1,268        1,189
Other service charges                                                   802          741         1,456        1,644
Increase in cash surrender value of corporate owned life insurance      264          280           516          582
Gains (losses) on sale of loans                                          78           (3)          120          119
Other income                                                            503          191           670          425
Net realized gain on available-for-sale securities                       13           19            19           78
-------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income        7,627        6,802        14,412       13,687
-------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                      7,124        6,790        13,931       13,264
Pension and other employee benefits                                   1,844        1,782         3,868        3,653
Net occupancy expense of bank premises                                1,013          920         2,058        1,874
Furniture and fixture expense                                           896          820         1,800        1,699
Marketing expense                                                       590          573         1,137          970
Professional fees                                                       346          269           671          575
Software licenses and maintenance                                       473          359           906          701
Cardholder expense                                                      338          356           663          635
Amortization of intangible assets                                       153          170           315          348
Other operating expense                                               2,561        2,608         5,207        5,131
-------------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Expenses       15,338       14,647        30,556       28,850
-------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries       10,374        9,029        19,912       18,277
-------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                           33           34            66           67
                                            Income Tax Expense        3,393        2,893         6,485        5,960
===================================================================================================================
                                                    Net Income   $    6,948   $    6,102    $   13,361   $   12,250
===================================================================================================================
Basic Earnings Per Share                                         $     0.78   $     0.68    $     1.49   $     1.36
===================================================================================================================
Diluted Earnings Per Share                                       $     0.77   $     0.67    $     1.47   $     1.34
===================================================================================================================

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                          Year-Ended
                                                    ---------------------------------------------------------------------------
                                                      Jun-05       Mar-05       Dec-04       Sept-04      Jun-04       Dec-04
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  667,089   $  665,695   $  660,323   $  680,803   $  663,893   $  660,323
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,222,801    1,193,530    1,172,148    1,145,522    1,121,987    1,172,148
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           12,985       12,920       12,549       12,175       12,100       12,549
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,042,404    2,005,700    1,970,295    1,972,281    1,929,360    1,970,295
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,590,092    1,606,200    1,560,873    1,538,833    1,490,575    1,560,873
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      166,923      141,506      153,715      163,731      189,350      153,715
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        84,435       67,019       63,303       77,487       73,052       63,303
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   176,438      169,516      171,002      168,214      157,163      171,002
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average earning assets                              $1,886,210   $1,854,432   $1,827,525   $1,827,002   $1,794,994   $1,801,145
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                       2,027,802    1,996,702    1,966,811    1,959,426    1,929,317    1,939,223
-------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                 1,514,026    1,491,678    1,457,028    1,466,225    1,462,536    1,455,729
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         172,434      171,768      169,816      161,065      160,891      163,354
-------------------------------------------------------------------------------------------------------------------------------

Share data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,950,979    8,953,452    8,935,339    8,933,029    8,977,152    8,956,013
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        9,068,242    9,104,914    9,091,237    9,065,818    9,119,614    9,102,627
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,950,710    8,956,468    8,950,370    8,929,999    8,952,390    8,950,370
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    19.71   $    18.93   $    19.11   $    18.84   $    17.56   $    19.11
-------------------------------------------------------------------------------------------------------------------------------


Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   18,801   $   18,423   $   18,328   $   18,053   $   17,610   $   71,346
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            716          452          587          749          736        2,860
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       7,627        6,785        7,000        7,296        6,802       27,983
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     15,338       15,218       14,991       14,387       14,647       58,228
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              33           33           31           34           34          133
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,393        3,092        3,138        3,395        2,893       12,493
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,948        6,413        6,581        6,784        6,102       25,615
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.78   $     0.72   $     0.74   $     0.76   $     0.68   $     2.86
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.77   $     0.70   $     0.72   $     0.75   $     0.67   $     2.81
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $      651   $       81   $      212   $      674   $      737   $    1,996
-------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            5,290        6,000        7,392        7,797        8,177        7,392
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing           570            6           31           25           22           31
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above           50          185          189          190          193          189
-------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     5,910        6,191        7,612        8,012        8,392        7,612
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     202          359           89          104          167           89
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     6,112        6,550        7,701        8,116        8,559        7,701
-------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                     -----------------------------------------------------------------------------
                                                                            Quarter-Ended                               Year-Ended
                                                     -----------------------------------------------------------------------------
                                                         Jun-05         Mar-05       Dec-04       Sep-04      Jun-04       Dec-04
                                                     -----------------------------------------------------------------------------
Credit Quality
----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                         0.22%          0.03%        0.07%        0.24%       0.27%         0.18%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases           0.48%          0.52%        0.65%        0.70%       0.75%         0.65%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                               0.30%          0.33%        0.39%        0.41%       0.44%         0.39%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases                 219.71%        208.69%      164.86%      151.96%     144.18%       164.86%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                  1.06%          1.08%        1.07%        1.06%       1.08%         1.07%
----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                            8.2%           8.2%         8.1%         7.9%        7.9%          8.1%
----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                      13.6%          13.6%        13.4%        13.4%       13.3%         13.4%
----------------------------------------------------------------------------------------------------------------------------------

Profitability
----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                                1.37%          1.30%        1.33%        1.38%       1.27%         1.32%
----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                               16.16%         15.14%       15.41%       16.76%      15.25%        15.68%
----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                                4.15%          4.18%        4.14%        4.06%       4.08%         4.11%
----------------------------------------------------------------------------------------------------------------------------------
* Quarterly ratios have been annualized

Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.